                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 2006
                                                         ----------------

                              --------------------

                             EVERLAST WORLDWIDE INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    0-25918                13-3672716
         --------                    -------                ----------
(State or Other Jurisdiction       (Commission             (IRS Employer
     of Incorporation)             File Number)           Identification No.)

          1350 Broadway, Suite 2300, New York, New York         10018
  ------------------------------------------------------------------------
             (Address of Principal Executive Offices)        (Zip Code)

        Registrant's telephone number, including area code (212) 239-0990
                                                           --------------

                                       N/A
                 ------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

               On  November  2, 2006,  Everlast  Worldwide  Inc.  announced  its results of operations and financial  condition for its fiscal 2006 third quarter ended September 30, 2006. Attached hereto as Exhibit 99.1 is a copy of the press release.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

Exhibit Number     Description

99.1               Press release of Everlast  Worldwide  Inc.  dated November 2,
                   2006 announcing results of operations and financial condition for its fiscal 2006 third quarter ended September 30, 2006.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EVERLAST WORLDWIDE INC.
                                               (Registrant)

Date: November 3, 2006
                                          By: /s/ Gary J. Dailey
                                             -----------------------------------
                                          Name: Gary J. Dailey
                                          Title: Chief Financial Officer